THE RBB FUND, INC.

n/i numeric investors Emerging Growth Fund

n/i numeric investors Growth Fund

n/i numeric investors Mid Cap Fund

n/i numeric investors Small Cap Value Fund

Supplement dated February 1, 2007

to

Prospectus dated December 31, 2006

This supplement provides important information about the liquidation of the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and the n/i numeric investors Small Cap Value Fund (collectively, the “Funds”).

The date of the liquidating redemptions of all shares of the Funds (the “Liquidating Redemption Date”) has been extended from February 23, 2007 to on or about March 30, 2007, unless the Board determines to have the liquidating redemptions for a Fund occur earlier. Accordingly, the Shareholder Q and A and other related documents are revised to reflect this new date. Shareholders of the Funds are no longer subject to redemption fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.